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                                                                   EXHIBIT A



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                           CERTIFICATE OF DESIGNATION
                       ESTABLISHING A SERIES OF SHARES OF
                            SERIES A PREFERRED STOCK
                                       OF
                  MASTER GLAZIER'S KARATE INTERNATIONAL, INC.



To the Secretary of State of the State of Delaware:

         MASTER GLAZIER'S KARATE INTERNATIONAL, INC. (the "Company"), a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware, does hereby certify that: pursuant to the provisions of Section 151(g) of the General Corporation Law of the State of Delaware, the following resolution establishing and designating a series of shares of preferred stock and fixing and determining the relative rights and preferences thereof was duly adopted by the Board of Directors of the Company as of September 19, 1996:

         RESOLVED, that pursuant to the authority expressly granted to and vested in the Board of Directors of this Company in accordance with the provisions of its Certificate of Incorporation as amended, a series of preferred stock, $1.20 par value per share, of the Company be established and given the distinctive designation of "Series A Preferred Stock" (the "Series A Preferred Stock"). The number of shares of the Series A Preferred Stock authorized to be issued by the Company shall be 750,000 shares. The rights, preferences, privileges and restrictions granted to and imposed upon the Series A Preferred Stock are as set forth on the attached Exhibit A.



         IN WITNESS WHEREOF,  MASTER GLAZIER'S KARATE INTERNATIONAL,
INC., has caused this Certificate to be signed by its President and attested by its Secretary, this 19th day of September 1996.

                                               MASTER GLAZIER'S KARATE
                                               INTERNATIONAL, INC.


                                               By:_______________________
                                                  Name: Mark  Glazier
                                                  Title:   President

ATTEST:

-----------------------
Name:
Title:

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                                                                      EXHIBIT A


                              Terms and Provisions
                                       of
                 Convertible Preferred Stock ($1.20 par value)
                                       of
                  MASTER GLAZIER'S KARATE INTERNATIONAL, INC.

         I. Definitions. Except as otherwise specified herein, terms defined herein shall have the meanings assigned to them in the Convertible Preferred Stock Subscription Agreement of even date herewith (the "Agreement").

         II. Conversion of Stock. Subject to the provisions hereof, the shares of Stock may be converted, in whole or in part, but not as to a fractional share, at any time or from time to time on or after six (6) months after the date of issuance by presentations and surrender hereto to the Issuer at its principal address as set forth in the Agreement, with the appropriate conversion form annexed to any certificate representing the Stock duly executed with signature guaranteed for the number of shares of Common Stock specified in such form. If the Stock should be converted in part only, the Issuer shall, upon surrender of the certificate evidencing the Stock, issue and deliver a new certificate evidencing the balance of the Stock. The Issuer shall maintain at its principal place of business a register for the registration or transfer of the Stock.

         III. Reservation of Shares; Preservation of Rights of Holders. Subject to stockholder approval of an amendment to the Company's Certificate of Incorporation to authorize a sufficient number of shares of Common Stock to permit conversion of the Stock, there shall be reserved for issuance or delivery upon conversion of the Stock, such number of shares of Common Stock as shall be required for issuance or delivery on conversion of all the Stock on the basis of shares of 20 shares of Common Stock for each share of Stock. The Issuer further agrees (i) that it will not, by amendment to its Certificate of Incorporation or through reorganization, consolidation, merger, dissolution or sale of assets, or by any other voluntary act, avoid or seek to avoid the observation or performance of any of the covenants, stipulations or conditions to be observed or performed hereunder by the Issuer; (ii) promptly to take all action as may from time to time be required in order to permit the holder to convert his Stock and the Issuer duly and effectively to issue shares of its Common Stock or other securities as provided herein upon the conversion thereof, and (iii) promptly to take all action required or provided herein to protect the rights of the holder granted hereunder against dilution.

         IV. Rights of Holders. Each holder of Stock shall have the rights and privileges of a preferred shareholder of the Issuer having ten votes per share of Stock on matters presented to shareholders for a vote (and shall be entitled to vote thereon


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together with the holders of Common Stock), but shall have no rights or privileges with respect to any shares of Common Stock unless and until upon conversion certificates representing such shares of Common Stock shall have been issued and delivered thereto. The foregoing shall be modified if and only if modification thereof is required to maintain the listing of the Company's Common Stock on the NASDAQ Stock Market under order or written instructions therefor issued by said NASDAQ Stock Market.

         V. Adjustments in Conversion Rate. The Conversion Rate shall be subject to adjustment from time to time as provided in this
Section V.

                  (a) If the Issuer is recapitalized through the subdivision or combination of its outstanding shares of Common Stock into a larger or smaller number of shares, the number of shares of Common Stock for which the Stock may be exercised shall be increased or reduced, as of the record date for such recapitalization, in the same proportion as the increase or decrease in the outstanding shares of Common Stock, and the Conversion Rate shall be adjusted so that the aggregate number of shares of Common Stock issuable upon conversion immediately after the record date for such recapitalization shall equal the aggregate percentage of the total such shares would have represented if converted immediately before such record date.

                  (b) If the Issuer declares a dividend on Common Stock, or makes a distribution to holders of Common Stock, and such dividend or distribution is payable or made on Common Stock or securities convertible into or exchangeable for Common Stock, or rights to purchase Common Stock or securities convertible into or exchangeable for Common Stock, the number of shares of Common Stock for which the Stock may be converted shall be increased, as of the record date for determining which holders of Common Stock shall be entitled to receive such dividend or distribution, in proportion to the increase in the number of outstanding shares (and shares of Common Stock issuable upon conversion of all such securities convertible into Common Stock) of Common Stock as a result of such dividend or distribution, and the Conversion Rate shall be adjusted so that the aggregate number of shares of Common Stock issuable upon conversion immediately after the record date for such dividend or distribution shall equal the aggregate percentage the total shares would have represented immediately before such record date.

                  (c) If the Issuer declares a dividend on Common Stock (other than a dividend covered by subsection (b) above), or distributes to holders of its Common Stock, other than as part of its dissolution or liquidation or the winding up of its affairs, any shares of its capital stock, any evidence of indebtedness or any cash or other of its assets (other than

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         Common Stock or securities convertible into or exchangeable for Common
         Stock), the holders of the Stock shall receive notice of such event as set forth in Section VII below.

                  (d) In case of any consolidation of the Issuer with, or merger of the Issuer into, any other corporation (other than a consolidation or merger in which the Issuer is the continuing corporation and in which no change occurs in its outstanding Common Stock), or in case of any sale or transfer of all or substantially all of the assets of the Issuer, or in the case of any statutory exchange of securities with another corporation (including any exchange effected in connection with a merger of a third corporation into the Issuer, except where the Issuer is the surviving entity and no change occurs in its outstanding Common Stock), the corporation formed by such consolidation or the corporation resulting from such merger or the corporation which shall have acquired such assets or securities of the Issuer, as the case may be, shall execute and deliver to the holders of the Stock simultaneously therewith a new certificate, satisfactory in form and substance to the holders, together with such other documents as the holders may reasonably request, entitling the holders thereof to receive upon conversion of such certificates the kind and amount of shares of stock and other securities and property receivable upon such consolidation, merger, sale, transfer, or exchange of securities, or upon the dissolution following such sale or other transfer, by a holder of the number of shares of Common Stock receivable upon exercise of the Stock immediately prior to such consolidation, merger, sale, transfer, or exchange. Such new certificate(s) shall contain the same basic other terms and conditions as herein and shall provide for adjustments which, for events subsequent to the effective date of such written instruments, shall be as nearly equivalent as may be practicable to the adjustments provided for in this Section V. The above provisions of this paragraph (d) shall similarly apply to successive consolidations, mergers, exchanges, sales or other transfers covered hereby.

                  (e) If the Issuer shall, at any time before the conversion of the all the Stock, dissolve, liquidate or wind up its affairs, the holders of the Stock shall have a preference in liquidation to receive the full par value of the Stock before the distribution of any amount of assets as are issued, distributed or paid with respect to any such shares of Common Stock of the Issuer. If any such dissolution, liquidation or winding up results in any cash distribution, in excess of the par value of the Stock, the holders of the Stock may, at their options, convert the Stock and thereupon receive such excess amounts together with all other holders of Common Stock. For purposes of this paragraph, the sale of all or substantially all of the assets of the Issuer and distribution

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         of the proceeds thereof to the Issuer's shareholders shall be deemed a liquidation.

                  (f) If an event occurs which is similar in nature to the events described in this Section V, but is not expressly covered hereby, the Board of Directors of the Issuer shall make or arrange for an equitable adjustment to the number of shares of Common Stock issuable upon conversion of the Stock.

                  (g) The term "Common Stock" shall mean the Common Stock, $.0001 par value, of the Issuer as the same exists at the Closing Date or as such stock may be constituted from time to time, except that for the purpose of this Section V, the term "Common Stock" shall include any stock of a class of the Issuer which has no preference in respect of dividends or of amounts payable in the event of any voluntary or involuntary liquidation, dissolution or winding up of the Issuer and which is not subject to redemption by the Issuer.

                  (h) The Issuer shall retain a firm of independent public accountants of recognized standing (who may be any such firm regularly employed by the Issuer) to make any computation required under this
         Section V, and a certificate signed by such firm shall be conclusive evidence of the correctness of any computation made under this Section V.

                  (i) Whenever the number of shares issuable upon conversion of the Stock shall be adjusted as required by the provisions of this
         Section V, the Issuer forthwith shall file in the custody of its secretary or an assistant secretary, at its principal office, and furnish to each holder of Stock a certificate prepared in accordance with paragraph (h) above, showing the adjusted number of shares of Common Stock issuable upon conversion and setting forth in reasonable detail the circumstances requiring the adjustments.

                  (j) If an adjustment is made under this Section V and the event to which the adjustment relates does not occur, then any adjustments in accordance with this Section V shall be readjusted to the number of shares of Common Stock issuable upon conversion which would be in effect had the earlier adjustment not been made.

         VI. Taxes on Issue or Transfer of Common Stock. The Issuer shall pay any and all documentary stamp or similar issue or transfer taxes payable in respect of the issue or delivery of shares of Common Stock or other securities on conversion. The Issuer shall not be required to pay any tax which may be payable in respect of any transfers involved in the issue or delivery of shares or the conversion of Stock in a name other than that of a holder and the person requesting such transfer, issue or delivery shall be responsible for the payment of any such tax (and the

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         Issuer shall not be required to issue or deliver said shares until such tax has been paid or provided for).

         VII. Notice of Adjustment. So long as any of the Stock shall be outstanding, (a) if the Issuer shall propose to pay any dividends or make any distribution upon the Common Stock, or (b) if the Issuer shall offer generally to the holders of Common Stock the right to subscribe to or purchase any shares of any class of Common Stock or securities convertible into Common Stock or any other similar rights, or (c) if there shall be any proposed capital reorganization of the Issuer in which the Issuer is not the surviving entity, recapitalization of the capital of the Issuer, consolidation or merger of the Issuer with or into another corporation, sale, lease or other transfer of all or substantially all of the property and assets of the Issuer, or voluntary or involuntary dissolution, liquidation or winding up of the Issuer, or (d) if the Issuer shall give to its stockholders any notice, report or other communication respecting any significant or special action or event, then in such event, the Issuer shall give the holders of Stock, at least ten days prior to the relevant date described below (or such shorter period as is reasonably possible if ten days is not reasonably possible), a notice containing a description of the proposed action or event and stating the date or expected date on which a record of the Issuer's stockholders is to be taken for any of the foregoing purposes, and the date or expected date on which any such dividend, distribution, subscription, reclassification, reorganization, consolidation, combination, merger, conveyance, sale, lease or transfer, dissolution, liquidation or winding up is to take place and the date or expected date, if any is to be fixed, as of which the holders of Common Stock of record shall be entitled to exchange their shares of Common Stock for securities or other property deliverable upon such event.


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